UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2024, the U.S. Securities and Exchange Commission declared effective the Registration Statement on Form S-1 (File No. 333-280356) (the “Registration Statement”), relating to the initial public offering (the “IPO”) by Future Vision II Acquisition Corp. (the “Company”) of 5,000,000 units (the “Units”). Each Unit consists of one of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive 1/10th of one Ordinary Share upon the consummation of the initial business combination (the “Rights”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.

In connection with the IPO, the Company entered into the following agreements:

●	an Underwriting Agreement, dated September 11, 2024, by and among the Company and Kingswood Capital Partners, LLC;

●	a Rights Agreement, dated September 11, 2024, between the Company and Transhare Corporation, as rights agent (the “Rights Agreement”);

●	an Investment Management Trust Agreement, dated September 11, 2024, between the Company and Wilmington Trust, National Association, as trustee;

●	a Registration Rights Agreement, dated September 11, 2024, by and among the Company, HWei Super Speed Co. Ltd. (the “Sponsor”), and certain securityholders of the Company;

●	a Placement Unit Purchase Agreement, dated September 11, 2024, between the Company and the Sponsor;

●	Indemnity Agreements, dated September 11, 2024, by and between the Company and each of the directors and officers of the Company;

●	an Insider Letter Agreement, dated September 11, 2024, by and among the Company, the Sponsor and each of the officers and directors of the Company; and

●	an Administrative Services Agreement, dated September 11, 2024, by and between the Company and the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4.1, 10.4.2, 10.4.3, 10.4.4, 10.4.5, 10.5 and 10.6, respectively.

The Company granted the underwriters a 45-day option from the effective date of the IPO to purchase up to 750,000 Units to cover over-allotments, if any.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company filed its Amended and Restated Memorandum of Association and Articles of Association (the “Amended and Restated Charter”) with the Cayman Islands authorities on September 10, 2024. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

On September 11, 2024, in connection with the pricing of the IPO, the Company issued a press release, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 11, 2024, between the Company and Kingswood Capital Partners, LLC.
3.1	Amended and Restated Memorandum of Association and Articles of Association dated September 9, 2024.
4.1	Rights Agreement, dated as of September 11, 2024, between Transhare Corporation and the Company.
10.1	Investment Management Trust Agreement, dated as of September 11, 2024, between Wilmington Trust, National Association and the Company.
10.2	Registration Rights Agreement, dated as of September 11, 2024, among the Company, HWei Super Speed Co. Ltd., and certain securityholders of the Company.
10.3	Placement Unit Purchase Agreement, dated as of September 11, 2024, between the Company and Hwei Super Speed Co. Ltd.
10.4.1	Indemnity Agreement, dated as of September 11, 2024, between the Company and Xiaodong Wang.
10.4.2	Indemnity Agreement, dated as of September 11, 2024, between the Company and Caihong Chen.
10.4.3	Indemnity Agreement, dated as of September 11, 2024, between the Company and Zheng Wu.
10.4.4	Indemnity Agreement, dated as of September 11, 2024, between the Company and Shuding Zeng.
10.4.5	Indemnity Agreement, dated as of September 11, 2024, between the Company and Lei Xiong.
10.5	Insider Letter Agreement, dated as of September 11, 2024, among the Company, Hwei Super Speed Co. Ltd. and each director and officer of the Company.
10.6	Administrative Services Agreement, dated as of September 11, 2024, between the Company and HWei Super Speed Co. Ltd.
99.1	Press Release dated September 11, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2024

FUTURE VISION II ACQUISITION CORP.

By:	/s/ Xiaodong Wang
Name:	Xiaodong Wang
Title:	Chief Executive Officer and Director

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